UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

FORMA THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39333	37-1657129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Forma Therapeutics Holdings, Inc.

500 Arsenal Street, Suite 100

Watertown, Massachusetts 02472

(Address of principal executive offices, including zip code)

(617) 679-1970

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FMTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On June 11, 2021, Forma Therapeutics Holdings, Inc. (the “Company”) issued a press release titled “Forma Therapeutics Presents New Phase 1 Data on Etavopivat (formerly referred to as FT-4202) at 26th European Hematology Association Congress,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, the Company has made available on its website the Company’s presentation from the 2021 European Hematology Association’s (“EHA”) Virtual Congress. The presentation has been added to the Company’s website at https://ir.formatherapeutics.com/. A copy of the presentation is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On June 11, 2021, the Company announced new data from its ongoing Phase 1 trial of etavopivat (formerly referred to as FT-4202). The announcement included initial data from the open-label extension (“OLE”) cohort studying etavopivat’s effects on hematologic and hemolytic parameters for patients living with sickle cell disease (“SCD”) receiving 400 mg etavopivat once-daily for at least two weeks and up to 12 weeks. Also announced were the unblinded results from two multiple ascending dose (“MAD”) cohorts, which demonstrated the effects once-daily dosing of 300 mg or 600 mg etavopivat for 14 days on measures of sickle red blood cell (“RBC”) functional health.

Clinical Data Results

In the combined (300 mg QD) and MAD2 (600 mg QD) cohorts, 73% (11 of 15) of patients achieved a hemoglobin increase of greater than 1g/dL over baseline; significant improvement in hematologic and hemolytic markers also include decreased absolute reticulocytes (100%, or 15 of 15), decreased LDH levels (73%, or 11 of 15) and decreased indirect bilirubin levels (93%, or 14 of 15). The osmoscan and oxygenscan results from 14 patients showed a statistically significant improvement.

Initial results as of May 24, 2021, in the OLE cohort for eight patients receiving once-daily etavopivat treatment (400 mg) for at least 2 weeks indicated a hemoglobin increase of greater than 1 g/dL in 88% (7 of 8), with a mean hemoglobin increase of 1.5 g/dL. Patient data indicated a durable response for those patients receiving treatment beyond two weeks for up to 12 weeks, with improved hematologic and hemolytic parameters. The improvement in RBC functional health extended beyond the 12-week treatment period; in one patient, improved sickle RBC deformability remained for up to four weeks after treatment discontinuation. These initial OLE data support the combined MAD cohort results and show that daily etavopivat treatment also significantly improved hematologic and hemolytic parameters.

The safety profile in the OLE cohort was consistent with underlying disease. Of note, two patients reported serious adverse events, including one vaso-occlusive crisis and acute chest syndrome, which was not considered related to treatment by the trial investigator. A deep-vein thrombosis (DVT) report was described as possibly related.

The disclosure under this Item 8.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding the Company’s beliefs and expectations regarding: initial results to date for the etavopivat open label extension cohort of the Company’s Phase 1 clinical trial; the therapeutic potential, clinical benefits and safety related to etavopivat; whether initial results from the Company’s clinical trials are predictive of final trial results or future clinical studies; and the Company’s planned presentation of data at 2021 EHA Virtual Congress. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, those risks and uncertainties related the Company’s ability to execute on its strategy; the therapeutic potential and safety of etavopivat; the timing and completion of the Company’s Phase 1 study of etavopivat and final audit and quality controlled verification of initial data and related analyses; the timing and success of the Company’s Phase 2/3 Hibiscus Study of etavopivat in SCD patients; positive results from initial data analyses may not be predictive of final results; risks related to the Company’s planned regulatory submissions and developments; and other risks identified in the Company’s SEC filings, including those risks discussed under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, as well as other risks detailed in the Company’s subsequent filings with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statement included in this Item 8.01 speaks only as of the date on which it was made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Exhibits

(d) Exhibits

99.1	Press release issued by Forma Therapeutics Holdings, Inc. on June 11, 2021, furnished herewith.

99.2	Forma Therapeutics Holdings, Inc. Corporate Presentation, dated June 11, 2021, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMA THERAPEUTICS HOLDINGS, INC.

Date: June 11, 2021	By:	/s/ Jeannette Potts
Jeannette Potts, Ph.D., J.D.
SVP, General Counsel

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